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                                                                   EXHIBIT 10.26


                             THE SABRE GROUP, INC.

                      1996 DIRECTORS STOCK INCENTIVE PLAN

1.       PURPOSES

         The purposes of The SABRE Group, Inc. Directors Stock Incentive Plan, as amended, (the "Plan") are to enable The SABRE Group (the "Company") to attract, retain and motivate the best qualified directors and to enhance a long-term mutuality of interest between the directors and stockholders of the Company by providing the directors with a direct economic interest in the Common Stock of the Company.

2.       DEFINITIONS

         Unless the context requires otherwise, the following words as used in the Plan shall have the meanings ascribed to each below, it being understood that masculine, feminine and neuter pronouns are used interchangeably, and that each comprehends the others.

         (a)     "Board" shall mean the Board of Directors of the Company.

         (b) "Change in Control" shall mean the occurrence of any of the following:

                 (i) When any "person" as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act but excluding the Company and any subsidiary and any employee benefit plan sponsored or maintained by the Parent, the Company or any subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities; or

                 (ii) When during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of, or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this paragraph; or

                 (iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary through purchase of assets, or by merger, or otherwise.

                 (iv) Notwithstanding anything else contained herein to the contrary, in no event shall a Change of Control be deemed to occur solely by reason of (i) a distribution to the Parent's





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         shareholders, whether as dividend or otherwise, of all or any portion of the Stock or any other voting securities of the Company held, directly or indirectly, by the Parent or (ii) a sale of all or any portion of the Stock or any other voting securities of the Company held, directly or indirectly, by the Parent in an underwritten public offering.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (d) "Common Stock" shall mean the Class A common stock of the Company, par value $.01, any common stock into which such common stock may be changed, and any common stock resulting from any reclassification of such common stock.

         (e) "Disability" means disability as determined under procedures established by the Board for purposes of the Plan.

         (f) "Eligible Director" shall mean a director of the Company who is not an officer or employee of the Parent, Company or any of their subsidiaries.

         (g) "Fair Market Value" as of any given date shall mean the mean between the highest and lowest quoted selling prices, regular way, of a Share on the New York Stock Exchange on such date or, if no Shares are sold on such date, on the last preceding business day on which any such sale was reported.

         (h) "New Director" shall mean an Eligible Director who is first elected to the Board after the effective date of the Plan.

         (i) "Parent" shall mean AMR Corporation or any successor in interest thereto.

         (j)     "Share" or "Stock" shall mean a share of Common Stock.

         (k) "Stock Option" shall mean an option or right to purchase shares of the Common Stock pursuant to the provisions of the Plan.

3.       EFFECTIVE DATE

         The effective date of the Plan shall be October ___, 1996.

4.       ADMINISTRATION

         (a) Powers of the Board. This Plan shall be administered by the Board. The Board may delegate its powers and functions hereunder to a duly appointed committee of the Board. The Board shall have full authority to interpret this Plan; to establish, amend and rescind rules for carrying out this Plan; to administer this Plan; and to make all other determinations and to take such steps in connection with this Plan as the Board, in its discretion, deems necessary or desirable for administering this Plan.

         (b) Delegation. The Board may designate the Corporate Secretary of the Company, other officers or employees of the Company or competent professional advisors to assist the Board in the administration of this Plan, and may grant authority to such persons to execute agreements or other documents on its behalf.





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         (c)     Agents and Indemnification.  The Board may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan, and may rely upon any opinion received from any such counsel or consultant or agent. No member or former member of the Board or any committee thereof or any person designated pursuant to paragraph (b) above shall be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law and the Company's Certificate of Incorporation and Bylaws, each member or former member of the Board or any committee thereof or any person designated pursuant to (b) above shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising from any act, or omission to act, in connection with this Plan, unless arising from such person's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the person may have as a director, officer or employee or under the Company's Certificate of Incorporation or Bylaws. Expenses incurred by the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company.

5.       SHARES; ADJUSTMENT UPON CERTAIN EVENTS

         (a) Shares Available. Shares delivered pursuant to the exercise of Stock Options awarded under this Plan shall be made available, at the discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by the Company. During the term of the Plan, Stock Options may be granted as to a maximum of 350,000 Shares, except as provided in this Section.

         (b) No Limit on Corporate Action. The existence of this Plan and the Stock Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any sale or transfer of all or part of its assets or business, or any other corporate act or proceeding.

         (c) Recapitalization and Similar Events. The Stock Options awarded under Sections 7 and 8 relate to Shares of Common Stock as presently constituted, but if and whenever the Company shall effect a subdivision, reorganization, recapitalization or consolidation of Shares, the number and kind of Stock Options awarded under Sections 7 and 8 and the aggregate number and kind of Shares issuable under the Plan shall be proportionately adjusted by the Board.

         (d) No Adjustment If Value Received. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Stock Options awarded to a Participant pursuant to Sections 7 and 8.

6.       STOCK OPTIONS

         Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem desirable:





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         (a)     General.  Stock Options granted under the Plan shall be
Nonqualified Stock Options.

         (b) Price. The price per share of Stock purchasable under a Stock Option shall be one hundred percent (100%) of the Fair Market Value of the Stock at grant.

         (c) Term. Unless an Eligible Director's service on the Board is terminated by reason of death, Disability or retirement at or after age 70, the term of each Stock Option shall be equal to the period during which the Eligible Director is serving on the Board.

         (d) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board at or after grant; provided, however, that, except as contemplated elsewhere in the Plan or unless otherwise determined by the Board at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option.

         (e) Method of Exercise. Subject to whatever installment exercise provisions apply under Section 6(d), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased.

         Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument as the Board may accept. As determined by the Board, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of Stock already owned by the optionee.

         No shares of Stock shall be issued until full payment therefore has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to the Shares subject to the Stock Option when the optionee has given written notice of exercise and has paid in full for such Shares.

         (f) Termination by Death. If an Eligible Director's service on the Board terminates by reason of death, any Stock Option held by Eligible Director may thereafter be exercised to the extent such Stock Option was exercisable at the time of death by the legal representative of the estate or by the legatee of the Eligible Director under the will of the Eligible Director for a period of three (3) years (or such other period as the Board may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

         (g)     Termination by Reason of Disability.   If an  Eligible
Director's service on the Board terminates by reason of Disability, any Stock Option held by such Eligible Director may thereafter be exercised by the Eligible Director to the extent it was exercisable at the time of termination for a period of three (3) years (or such other period as the Board may specify at grant) from the date of such termination of service or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the Eligible Director dies within such three (3) year period (or such other period as the Board shall specify at grant), any unexercised Stock Option held by such Eligible Director shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve (12) months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

         (h)     Termination by Reason of Retirement.  If an   Eligible
Director's service on the Board terminates by reason of retirement at or after age 70, any Stock Option held by such Eligible Director may thereafter be exercised by the Eligible Director, to the extent it was exercisable at the time of such retirement for a period of three (3) years (or such other period as Board may specify at grant) from the date of such





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retirement or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the Eligible Director dies within such three-year period (or such other period as the Board may specify at grant), any unexercised Stock Option held by such Eligible Director shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve (12) months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

         (i)     Other Termination.   Unless otherwise determined by the Board
(or pursuant to procedures established by the Board) at or after grant, if an Eligible Director's service on the Board terminates for any reason other than death, Disability or retirement at or after age 70, any Stock Options awarded to such Eligible Director shall thereupon terminate.

7.       STOCK OPTIONS - ANNUAL AWARD

         On the first business day after each annual meeting of stockholders of the Company occurring during the term of the Plan, each Eligible Director shall receive an award of 3,000 Stock Options.

8.       STOCK OPTIONS - NEW DIRECTORS AWARD

         On the first business day after the first annual meeting of stockholders of the Company at or after which a New Director is first elected to the Board, such New Director shall receive an award of 10,000 Stock Options, in addition to the annual award provided under Section 7.

9.       FORFEITURE; CHANGE IN CONTROL

         (a) Forfeiture. If any Stock Options granted under Sections 7 or 8 are forfeited or are otherwise terminated prior to exercise, such Stock Options shall again be available for distribution in connection with future awards under the Plan.

         (b) Change in Control. Notwithstanding anything else contained in the Plan to the contrary, in the event of a Change in Control, Eligible Directors holding Stock Options granted hereunder shall have the same rights of acceleration and exercise as may be granted officers of the Company under the Company's Long Term Incentive Plan.

10.      NONTRANSFERABILITY OF AWARDS

         No Stock Option shall be transferable by the Eligible Director otherwise than by will or under the applicable laws of descent and distribution. The Stock Option shall not be sold, assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to sell, assign, negotiate, pledge or hypothecate any Stock Option, or in the event of any levy upon any Stock Option by reason of any attachment or similar process, in either case contrary to the provisions hereof, such Stock Option shall immediately become null and void.

 11.     RIGHTS AS A STOCKHOLDER

         An Eligible Director shall have no rights as a stockholder with
respect to any   Shares underlying a Stock Option until the Eligible Director has given written notice of the exercise of such Stock Option and





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has paid in full for such Shares.

 12.     DETERMINATIONS

         Each determination, interpretation or other action made or taken pursuant to the provisions of this Plan by the Board shall be final and binding for all purposes and upon all persons, including, without limitation, the Company, the directors, officers and other employees of the Company, the Eligible Director and their respective heirs, executors, administrators, personal representatives and other successors in interest.

 13.     TERMINATION, AMENDMENT AND MODIFICATION

         (a) Termination and Amendment. This Plan shall terminate at the close of business on October ___, 2006, unless sooner terminated by action of the stockholders of the Company, or by resolution adopted by the Board, and no Stock Options shall be granted under this Plan thereafter. The Board at any time or from time to time may further amend this Plan.

         (b) No Effect on Existing Rights. Except as required by law, no termination, amendment or modification of this Plan may, without the consent of an Eligible Director or the permitted transferee of Stock Options alter or impair the rights and obligations arising under any then outstanding Stock Options.

 14.     NON-EXCLUSIVITY

         Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may, in its discretion, deem desirable.

 15.     GENERAL PROVISIONS

         (a) No Right to Serve as a Director. This Plan shall not impose any obligations on the Company to retain any Eligible Director as a director nor shall it impose any obligation on the part of any Eligible Director to remain as a director of the Company.

         (b) No Right to Particular Assets. Nothing contained in this Plan and no action taken pursuant to this Plan shall create or be construed to create a trust of any kind or any fiduciary relationship between the Company and any Eligible Director, the executor, administrator or other personal representative or designated beneficiary of such Eligible Director, or any other persons. Any reserves that may be established by the Company in connection with this Plan shall continue to be part of the general funds of the Company, and no individual or entity other than the Company shall have any interest in such funds until paid to an Eligible Director. To the extent that any Eligible Director or his executor, administrator, or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

         (c) Notices. Each Eligible Director shall be responsible for furnishing the Board with the current and proper address for the mailing of
notices and delivery of agreements.   Any notices required or permitted to be
given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is





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returned as undeliverable to the addressee, the mailing will be suspended until the Eligible Director furnishes the proper address.

         (d) Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or non-enforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provision had not been included.

         (e) Incapacity. Any benefit payable to or for the benefit of an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Board, the Company and other parties with respect thereto.

         (f) Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

         (g) Controlling Law. This Plan shall be construed and enforced according to the laws of the State of Delaware.





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